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                               MARGATE PARTNERS
                             LIMITED PARTNERSHIP

                             FINANCIAL STATEMENTS

                              DECEMBER 31, 1995


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                     MARGATE PARTNERS LIMITED PARTNERSHIP
                              TABLE OF CONTENTS
                              DECEMBER 31, 1996

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INDEPENDENT AUDITORS' REPORT ...........................      1

FINANCIAL STATEMENTS

 Balance sheet  .........................................     2

 Statement of income and changes in partners' capital  .      3

 Statement of cash flows ...............................      4

 Notes to financial statements .........................     5-7
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                        [KAMMERER & COMPANY LETTERHEAD]

                         INDEPENDENT AUDITORS' REPORT

To the Partners
Margate Partners Limited Partnership

We have audited the accompanying balance sheet of Margate Partners Limited Partnership as of December 31, 1995, and the related statements of income, changes in partner's capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Margate Partners Limited Partnership as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Kammerer & Company

October 11, 1996


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                     MARGATE PARTNERS LIMITED PARTNERSHIP
                                BALANCE SHEET
                              DECEMBER 31, 1995


                                   ASSETS
INVESTMENT IN REAL ESTATE (Note 2)
Land                                                                $ 1,365,109
Land Improvements                                                       232,237
Miniature Golf                                                          161,426
Building                                                                416,772
Batting Cage                                                            149,858
Equipment                                                               105,525
Driving Range                                                            66,390
                                                                    -----------
                                                                      2,497,317
Less accumulated depreciation                                          (134,161)
Allowance for loss                                                     (363,156)
                                                                    -----------
 Net investment in real estate                                        2,000,000
OTHER ASSETS
Deferred charges                                                         63,018
Organizational expenses                                                  21,531
Other                                                                     2,301
Less accumulated amortization                                            (7,396)
                                                                    -----------
                                                                         79,454
                                                                    -----------
                                                                    $ 2,079,454
                                                                    ===========
                     LIABILITIES AND PARTNERS' CAPITAL
LIABILITIES
Mortgage payable (Note 3)                                           $ 1,110,227
Notes payable (Note 4)                                                  930,215
Accrued interest payable (Note 4)                                       230,795
Due contractors                                                         208,392
Accrued liabilities                                                      42,579
Real Estate tax payable                                                  59,731
                                                                    -----------
                                                                      2,581,939
PARTNER'S CAPITAL                                                      (502,485)
                                                                    -----------
                                                                    $ 2,079,454
                                                                    ===========

            See accompanying notes and independent auditors' report

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                     MARGATE PARTNERS LIMITED PARTNERSHIP
             STATEMENT OF INCOME AND CHANGES IN PARTNERS' CAPITAL
                    FOR THE YEAR ENDING DECEMBER 31, 1995


REVENUES                                                            $   349,483

EXPENSES
Provision for loss on real estate                                       363,156
Interest expense                                                        232,734
Salaries                                                                167,569
Depreciation and amortization                                           130,124
Real estate tax                                                          29,457
Food and beverage                                                        21,241
Grounds maintenance                                                      20,500
Equipment lease                                                          31,229
Electricity                                                              21,890
Professional fees                                                        19,165
Advertising                                                              16,689
Repairs and maintenance                                                  16,203
Payroll tax                                                              15,589
Insurance                                                                11,468
Workers compensation                                                     11,101
Miscellaneous                                                            19,175
Office supplies                                                           7,838
                                                                    -----------
 TOTAL EXPENSES                                                       1,135,128
                                                                    -----------
NET LOSS                                                               (785,645)
Beginning partner's capital                                             283,160
                                                                    -----------
Ending partner's capital                                            $  (502,485)
                                                                    ===========


            See accompanying notes and independent auditors' report

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                     MARGATE PARTNERS LIMITED PARTNERSHIP
                           STATEMENT OF CASH FLOWS
                    FOR THE YEAR ENDING DECEMBER 31, 1995

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss                                                              $(785,645)
Adjustments to reconcile net loss to Net Cash
 Provided by Operating Activities

 Provision for loss on real estate                                      363,156
 Depreciation and amortization                                          130,124
Decrease in other assets                                                  4,820
Increase in accrued interest payable                                    122,217
Increase in real estate tax payable                                      29,457
Increase in due contractors                                             208,392
Increase in accrued liabilities                                           9,927
Increase in payroll taxes payable                                            82
Increase in sales tax payable                                            20,671
                                                                      ---------
     NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES                    103,201
CASH FLOWS FROM INVESTING ACTIVITIES
 Capital improvements                                                  (307,818)
                                                                      ---------
CASH FLOWS FROM FINANCING ACTIVITIES
 Proceeds from notes payable                                            192,882
 Principal paid on mortgage notes                                        (4,539)
                                                                      ---------
  NET CASH FLOWS PROVIDED BY FINANCING ACTIVITIES                       188,343
                                                                      ---------
NET DECREASE IN CASH                                                    (16,274)

CASH AT BEGINNING OF YEAR                                                 4,375
                                                                      ---------
CASH AT END OF YEAR                                                   $ (11,899)
                                                                      =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOWS INFORMATION
Cash paid during the year for:
  Interest                                                            $ 110,516
                                                                      =========

            See accompanying notes and independent auditors' report

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                     MARGATE PARTNERS LIMITED PARTNERSHIP
                        Notes to Financial Statements
                              December 31, 1995

NOTE 1 -- Organization and Summary of Significant Accounting Policies

NATURE OF ORGANIZATION

   Margate Partners Limited Partnership is a limited partnership organized under the laws of the State of Florida on July 23, 1993. The partnership operates a golf driving range and entertainment facility which includes miniature golf and batting cages located on Banks Road, Margate, Florida.

REAL ESTATE, EQUIPMENT AND DEPRECIATION

 Depreciation

   The investment in real estate and equipment is recorded at cost. Depreciation is computed using straight-line methods based on the useful life of each asset.

 Assets

   The Partnership's assets are carried at the lower of cost or estimated fair value. All subsequent expenditures for improvements are capitalized. The costs of repairs and maintenance are charged to expense as incurred.

ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.
Accordingly, actual results could differ from those estimates.

FAIR VALUE OF FINANCIAL INSTRUMENTS

   Unless otherwise indicated, the fair values of all reported assets and liabilities which represent financial instruments approximate the carrying values of such amounts.

INCOME TAXES

   Margate Partners Limited Partnership is a partnership and has no liability for federal income taxes. The Limited Partners include in their individual income tax returns their proportionate share of any income or loss of the Partnership.

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                     MARGATE PARTNERS LIMITED PARTNERSHIP
                        Notes to Financial Statements
                              December 31, 1995


NOTE 2 -- Property and Equipment -- The following items of property and equipment are being depreciated over their estimated useful lives as follows:

                     ESTIMATED USEFUL
                       LIFE (YEARS)        COST
                    ----------------  ------------
Land                        --          $1,365,109
Land Improvements           15             202,118
Miniature golf              15             161,426
Building                    40             373,481
Batting cage                15             149,858
Equipment                   10             148,816
Driving range               15              66,390
Netting                     10              23,445
Signs                       10               6,674
                                      ------------
                                         2,497,317
    Less accumulated depreciation  ..     (134,161)
    Less allowance for loss .........     (363,156)
                                      ------------
      Net investment in real estate     $2,000,000
                                      ============

   In accordance with Financial Accounting Standards No. 121 -- Accounting for Impairment of Long Lived Assets, the partnership has recorded a provision for loss in the amount of $363,156 based upon the sale of the property described in Note 5.

NOTE 3 -- Mortgage Notes Payable

   Mortgage notes payable consist of the following:

     11.5% first mortgage note payable to GET Capital Corp in the principal amount of $1,110,227 with a maturity of October 22, 2018, due monthly in the amount of $11,898. The mortgage is collateralized by the partnership's land, buildings and improvements. Interest expense for the year ending December 31, 1995 amounted to $110,516.

   The following are maturities of mortgage notes payable:

1996            $   13,282
1997                14,893
1998                16,699
1999                18,724
2000                20,994
Thereafter       1,025,635
               -----------
                $1,110,227
               ===========

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                     MARGATE PARTNERS LIMITED PARTNERSHIP
                        Notes to Financial Statements
                              December 31, 1995

NOTE 4 -- Notes Payable

   The partnership has a note payable to Gary Hamilton, a limited partner and sole shareholder of All American Family Golf and Games, Inc., the corporate general partner of the partnership and Ron Schroeder, a limited partner, in the aggregate amount of $930,215 plus accrued interest of $230,795 that is payable on demand with interest payable at 15%. Interest expense related to notes payable for the year ending December 31, 1995 amounted to $122,218. The fair value of the note payable is approximately $666,823 and the accrued interest is $0. Such fair values were determined by the proceeds available at closing on October 18, 1996 (See Note 5 below).

NOTE 5 -- Subsequent Event

   On october 18, 1996, the partnership sold all the assets of the partnership for $2,000,000 cash less closing costs, escrow amounts and payoff of the existing first mortgage resulting in net proceeds of $666,823.

NOTE 6 -- Contingencies

   The partnership may be the subject of unasserted claims and assessments resulting from the construction, management and other services received in the formation of this entertainment facility. The partnership does not believe such claims will have a material effect on the financial position of the partnership.